Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, David M. Morse, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Location Based Technologies, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: July 14, 2008	By:	/s/ David M. Morse
Name: David M. Morse
Title: Co-President and Chief Executive Officer

I, Desiree Mejia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Location Based Technologies, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: July 14, 2008	By:	/s/ Desiree Mejia
Name: Desiree Mejia
Title: Chief Operating Officer and Principal Financial Officer

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications accompany the Form 10-QSB to which they relate, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of this Form 10-QSB), irrespective of any general incorporation language contained in such filing.